UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) Of the

Securities and Exchange Act Of 1934

June 17, 2013

Date of Report (Date of earliest event reported)

ACTAVIS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-13305	95-3872914
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Morris Corporate Center III 400 Interpace Parkway Parsippany, New Jersey	07054
(Address of principal executive offices)	(Zip Code)

(862) 261-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 28, 2013, Actavis, Inc. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “2012 Annual Report”). The 2012 Annual Report contained certain information relating the Company’s acquisition of Actavis Pharma Holding 4 ehf., Actavis Inc., Actavis S.a.r.l and certain loans of Actavis Acquisition Debt S.a.r.l on October 31, 2012 (the “Actavis Group Acquisition”). During the quarter ended March 31, 2013, adjustments were made to the preliminary amounts recorded in the 2012 Annual Report in connection with the Actavis Group Acquisition primarily related to working capital, intangible assets and deferred taxes. Consequently, we have revised our consolidated balance sheet and related footnotes as of December 31, 2012, and certain other balance sheet financial data as of December 31, 2012, contained within the 2012 Annual Report (collectively, the “Acquisition Revisions”). The Acquisition Revisions do not impact the Company’s consolidated statement of operations, consolidated statement of comprehensive income, consolidated statement of cash flows or consolidated statement of stockholders’ equity.

Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated into this Item 8.01 by reference, updates the following sections of the 2012 Annual Report solely to reflect the Acquisition Revisions:

•	Item 1A — Risk Factors

•	Item 6 — Selected Financial Data

•	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8 — Financial Statements and Supplementary Data

•	Item 9A — Controls and Procedures

The “Controls and Procedures” section is unchanged from the 2012 Annual Report, but is included because the Report of Independent Registered Public Accounting Firm regarding internal control over financial reporting references that item.

Information in the 2012 Annual Report has not been updated for other events or developments that occurred subsequent to the filing of the 2012 Annual Report with the SEC. This Current Report should be read in conjunction with the portions of the 2012 Annual Report that have not been updated herein.

We are filing this Current Report to reflect the impact of the Accounting Revisions so we may incorporate the information contained herein by reference in future filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

d. Exhibits:

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Select Items of the 2012 Annual Report on Form 10-K, as revised.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2013	ACTAVIS, INC.

	By:	/s/ R. Todd Joyce
R. Todd Joyce
Chief Financial Officer—Global

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Select Items of the 2012 Annual Report on Form 10-K, as revised.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.